                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

       DREYFUS FIXED INCOME SECURITIES
       DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
       DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
       DREYFUS INVESTMENT PORTFOLIOS
       DREYFUS PREMIER OPPORTUNITY FUNDS
       THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
       THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                           THE DREYFUS FAMILY OF FUNDS

                                 200 Park Avenue
                            New York, New York 10166

Dear Stockholder:

     Your Dreyfus fund(s) and other funds in the Dreyfus Family of Funds will hold special stockholder meetings on December 18, 2002. Stockholders of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. will be asked to approve changes to certain fundamental policies and investment restrictions of those funds. These changes would provide such funds with greater management and/or investment flexibility, or the opportunity for increased revenue, and would conform these funds' relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds. These changes would not alter these funds' investment objectives or basic investment policies. Stockholders of all of the funds in the proxy statement will be asked to elect additional Board members of their funds. Please take the time to read the enclosed materials.

     Since the proposal to elect additional Board members is common to all of the funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one Dreyfus fund, the combined proxy statement also may save you the time of reading more than one document before you vote. We have also included a section following this letter that answers commonly asked questions. The proxy statement provides a detailed description of each proposal, why the proposal is being made, and whether it applies to your fund. If you own shares of more than one Dreyfus fund on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund you own.

     Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

     To vote, you may use any of the following methods:

     . By Mail. Please complete, date and sign the enclosed proxy card for each fund you own and mail it in the enclosed, postage-paid envelope.

     . By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

     . By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

     If you have any questions before you vote, please call our proxy solicitor at 1-800-769-7666.

     Your vote is very important to us. Thank you for your response and for your continued investment with the Dreyfus Family of Funds.

                                   Sincerely,

                                   /s/ Stephen E. Carter
                                   Stephen E. Canter
                                   President

                              QUESTIONS AND ANSWERS

Q.   What is happening?

A. The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are proposing in Proposal 1 changes to certain of their fundamental policies and investment restrictions. Approval of this Proposal would permit these funds to participate in a portfolio securities lending program, and to invest in other investment companies. These changes would provide such funds with greater management and/or investment flexibility, or the opportunity for increased revenue, and would conform the relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds. These changes would not alter the funds' investment objectives or basic investment policies. Stockholders of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. will have the opportunity to vote separately on each proposed change as set forth on such funds' Proxy Cards.

     Each fund in the Proxy Statement is proposing in Proposal 2 that additional Board members be elected. The enclosed Proxy Statement describes the nominees' qualifications and their current roles overseeing other funds in the Dreyfus Family of Funds.

Q.   What happens if I own shares in more than one fund?

A. If you have more than one fund account in your name at the same address, you will receive a separate Proxy Card for each fund, but only one Proxy Statement. Please vote all Proposals listed on each Proxy Card you receive.

Q.   How can I vote my shares?

A.   You can vote in any one of the following ways:

     .    By mail, with the enclosed Proxy Card(s) and postage-paid envelope;

     . By telephone, with a toll-free call to the number listed on your Proxy Card(s);

     . Through the Internet, at the website address listed on your Proxy Card(s); or

     .    In person at the meeting.

     We encourage you to vote through the Internet, or by telephone using the number that appears on your Proxy Card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

     Q.   I plan to vote by mail. How should I sign my proxy card?

     A. If you are an individual account owner, please sign exactly as your name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must exactly match one that appears on the card. You should sign the Proxy Card for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

     Q.   I am a small investor. Why should I bother to vote?

     A. Your vote makes a difference. If numerous stockholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, we may need to mail proxies again--a costly proposition for your fund!

     Q.   Whom do I call for more information?

     A. If you need more information, please call D.F. King & Co., Inc., your fund's proxy solicitor, at 1-800-769-7666.

                         Dreyfus Fixed Income Securities
                   Dreyfus Institutional Cash Advantage Funds
               Dreyfus Institutional Preferred Money Market Funds
                         Dreyfus Investment Portfolios
                       Dreyfus Premier Opportunity Funds
                  The Dreyfus Premier Third Century Fund, Inc.
               The Dreyfus Socially Responsible Growth Fund, Inc.
                         -------------------------------
                   Notice of Special Meetings of Stockholders
                         -------------------------------
To the Stockholders:

     Special Meetings of Stockholders of each of the funds in the Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017 on Wednesday, December 18, 2002 at 11:00 a.m., Eastern time, for the following purposes:

     1. With respect to The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. only, to approve changes to certain of the Funds' fundamental policies and investment restrictions as follows:

          A. to permit participation in a portfolio securities lending program; and

          B.   to permit investment in other investment companies.

     2. With respect to each Fund, to elect additional Board members to hold office until their successors are duly elected and qualified.

     3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on October 22, 2002 will be entitled to receive notice of and to vote at the meeting.

                                   By Order of the Boards

                                   Secretary

New York, New York
October 25, 2002

-------------------
* Each Fund, except The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc., is a "series" investment company comprised of separate portfolios, each of which is deemed a Fund, as applicable, in the Proxy Statement. For a list of the series, see Schedule 1 to the Proxy Statement.


                            WE NEED YOUR PROXY VOTE.
 A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY
  LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.
 CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE IMMEDIATELY.
       YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                         Dreyfus Fixed Income Securities
                   Dreyfus Institutional Cash Advantage Funds
               Dreyfus Institutional Preferred Money Market Funds
                         Dreyfus Investment Portfolios
                       Dreyfus Premier Opportunity Funds
                  The Dreyfus Premier Third Century Fund, Inc.
               The Dreyfus Socially Responsible Growth Fund, Inc.

                            COMBINED PROXY STATEMENT

                        Special Meetings of Stockholders
                   to be held on Wednesday, December 18, 2002

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of each of the funds in the Dreyfus Family of Funds listed in the accompanying Notice of Special Meetings of Stockholders (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on Wednesday, December 18, 2002 at 11:00 a.m., Eastern time, at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017, for the purposes set forth in such Notice. Stockholders of record at the close of business on October 22, 2002 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet, by fax, or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and not approved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise vote immediately.

     Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

     It is estimated that proxy materials will be mailed to stockholders of record on or about October 28, 2002. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

PROPOSAL 1:  TO APPROVE CHANGES TO CERTAIN OF THE FUNDAMENTAL POLICIES AND
             INVESTMENT RESTRICTIONS OF THE DREYFUS PREMIER THIRD CENTURY FUND, INC. AND THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    Only stockholders of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. vote on this Proposal.

Introduction

     Management of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. believes it appropriate to modify certain investment restrictions which are fundamental policies, as described below. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without stockholder approval./1/ When these Funds were formed, each Fund's Board adopted certain restrictions now believed to be unduly restrictive, and designated certain other policies as fundamental which are not required to be fundamental policies. Specifically, the Funds' fundamental policies regarding lending and investing in the securities of other investment companies are believed to be too restrictive when compared to such policies of other mutual funds, and their policy regarding investing in investment companies is not required to be fundamental.

     The Boards of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. have approved changes to the Fund's fundamental policies and investment restrictions and recommend stockholders approve such changes, as follows:

     (A) to permit participation in a portfolio securities lending program; and

     (B) to permit investment in other investment companies.

     The Boards and Fund management believe that the changes are in the best interests of the respective Funds and will enhance the ability of The Dreyfus Corporation ("Dreyfus") to manage each Fund's assets and increase investment management opportunities, or provide the opportunity for increased revenue. This Proposal does not involve any change to either Fund's investment objective.

Changes in Fundamental Policies and Investment Restrictions

PROPOSAL 1(A): TO PERMIT PARTICIPATION IN A PORTFOLIO SECURITIES LENDING PROGRAM

     Most of the funds in the Dreyfus Family of Funds have the ability to engage in portfolio securities lending, and several participate in a securities lending program operated by Mellon Bank, N.A. ("Mellon Bank"), the parent company of Dreyfus. The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted by their fundamental policies to lend their portfolio securities. The respective Boards of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. recommend that stockholders approve the changes to the Funds' fundamental policies to permit the Funds to participate to the fullest extent possible in securities lending, including in the program sponsored by Mellon Bank.

     The practice of mutual funds lending their portfolio securities to enhance returns to stockholders has become accepted in the industry. Generally, securities lending programs work as follows: A borrower (normally a broker-dealer or other financial institution) seeks a specific security for one of a variety of reasons. A lending agent, which operates a securities lending program, will negotiate the terms of the loan with the borrower, and deliver the security from one of the lenders participating in the program, in return for collateral (cash or securities) from the borrower. Where the collateral is securities, the borrower pays the lender a loan premium fee, part of which goes to the lending agent for its services. When the collateral is cash, it is invested on behalf of the lender by the lending agent, and the borrower is paid a pre-negotiated cash collateral fee. The lender is compensated by the amount earned from the investment of the cash collateral, after deducting the borrower's fee and the portion of the return due to the lending agent.

--------------
/1/ The policies required to be fundamental under the 1940 Act relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

     The securities lending program operated by Mellon Bank normally accepts only cash as collateral, although Treasury bills or other securities issued by the U.S. Government also may be accepted. The collateral is marked-to-market daily, and additional collateral deposited if the value of the collateral falls below the minimum required, normally equal to 100%-105% of the value of the security loaned. Any loan of Fund portfolio securities would be terminable by the Fund at will, at any time. Should the borrower of the securities fail financially, the lending Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The list of potential borrowers includes only those entities which have otherwise been approved under Dreyfus money market fund creditworthiness procedures. In a loan transaction, the lending Fund will bear the risk of any decline in value of securities acquired with cash collateral. A lending Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities or, if permitted by its policies, shares of money market funds advised by Dreyfus.

     Currently, The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted by their respective fundamental policies to lend portfolio securities. If approved by the respective Fund's stockholders, each Fund's fundamental policy with respect to making loans to other persons in connection with lending portfolio securities would be changed to allow the Fund to lend its portfolio securities in an amount not to exceed the maximum amount permitted under the 1940 Act (currently, no more than 331/3% of the value of the Fund's total assets). The changes also would revise the language regarding the Fund's flexibility to engage in transactions that might be deemed to involve loans, such as the purchase of certain debt instruments. Such policy would read, in relevant part, as follows:

     "The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 331/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board."

                                     * * *


PROPOSAL 1(B): TO PERMIT INVESTMENT IN OTHER INVESTMENT COMPANIES

     Most of the funds in the Dreyfus Family of Funds have the ability to invest in securities issued by other investment companies. The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted by their fundamental policies to invest in other open-end investment companies, and may invest in closed-end investment companies only in limited circumstances. The respective Boards of The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. recommend that stockholders approve the changes to the Funds' fundamental policies to permit the Funds to invest in the securities of other investment companies to the extent permitted under the 1940 Act, as described below, and make such policies non-fundamental. Non-fundamental policies may be changed by the Fund's Board at any time without stockholder approval.

     Generally, if the changes are approved by stockholders, the Fund would be able to invest its uninvested cash or, if it participated in the securities lending program, cash collateral received from borrowers of the Fund's portfolio securities, in shares of one or more money market funds advised by Dreyfus. If this Proposal is approved by stockholders, the Funds currently intend to limit their investments in investment companies to money market funds investing in securities issued by the U.S. Government, its agencies and instrumentalities, and repurchase agreements with respect thereto. The Fund also would be able to invest in the securities of other investment companies for investment purposes, subject to such investment companies meeting the Fund's investment standards.

     Under the 1940 Act, a Fund's investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. The Securities and Exchange Commission ("SEC") has granted an Exemptive Order to the Funds and Dreyfus which generally permits each Dreyfus-managed fund to use cash collateral received from borrowers of the fund's portfolio securities, and any other uninvested cash held by the fund, to purchase shares of one or more institutional money market funds advised by Dreyfus in excess of the percentage limitations imposed by the 1940 Act on investments in other investment companies. While granting relief from such limitations for both the investment of cash collateral and other uninvested cash, the Exemptive Order does require that a fund not invest its uninvested cash (monies totally separate and apart from any cash collateral received in connection with the securities lending program) in other investment companies in excess of 25% of its total assets.

     Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. With respect to the management fees to be earned by Dreyfus in connection with the investment of one fund's uninvested cash, totally separate and apart from the securities lending program, in another Dreyfus fund, Dreyfus will reduce the management fee charged the first fund by the amount of the fee it earns in the second fund. For example, if uninvested cash from an equity fund where Dreyfus is earning a 0.75% management fee were to be invested in a money market fund where Dreyfus is earning a 0.20% management fee, Dreyfus would reduce its fee charged to the equity fund on those assets by 0.20%.

     Currently, The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. are not permitted to purchase or retain securities issued by other open-end investment companies, and may invest in closed-end investment companies only in limited circumstances. If approved by the respective Fund's stockholders, each Fund's current fundamental policy with respect to investing in the securities of other investment companies would be replaced in its entirety with a non-fundamental policy that could be changed by the Fund's Board members at any time without stockholder approval. The non-fundamental policy would read as follows:

     "The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act."

                                     * * *


Vote Required and the Board's Recommendation

     Approval of changes to fundamental policies for The Dreyfus Premier Third Century Fund, Inc. and The Dreyfus Socially Responsible Growth Fund, Inc. requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

    THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL
   OF THE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL POLICIES AND INVESTMENT
                                  RESTRICTIONS.

PROPOSAL 2: ELECTION OF ADDITIONAL BOARD MEMBERS

                Stockholders of each Fund vote on this Proposal.

     It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as additional Board members of their Fund. The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons" of the Funds ("Independent Board members"), as defined in the 1940 Act. The Nominees currently serve as Board members of other funds in the Dreyfus Family of Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the Funds if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's current Board members, information on each Nominee's and current Board member's ownership of shares of the Funds, and other relevant information is set forth on Exhibit A to this Proxy Statement.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund commencing on January 1, 2003 and until his successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees, including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

                           Principal Occupation                   Other Board Memberships and
Name (Age) of Nominee      During Past 5 Years                    Affiliations
---------------------------------------------------------------------------------------------
David W. Burke (66)        Corporate Director and Trustee         John F. Kennedy Library Foundation,
                                                                      Director
                                                                  U.S.S. Constitution Museum, Director
                                                                  Board member of 59 funds in the
                                                                      Dreyfus Family of Funds

Whitney I. Gerard (67)     Partner of Chadbourne & Parke LLP      Board member of 16 funds in the
                                                                      Dreyfus Family of Funds

Arthur A. Hartman (76)     Chairman of First NIS Regional Fund    APCO Associates, Inc., Senior
                             (ING/Barings Management) and New         Consultant
                             Russia Fund                          Board member of 16 funds in the
                           Advisory Council Member to Baring          Dreyfus Family of Funds
                             Vostok

George L. Perry (68)       Economist and Senior Fellow at         State Farm Mutual Automobile
                             Brookings Institution                    Association, Director
                                                                  State Farm Life Insurance Company,
                                                                      Director
                                                                  Board member of 16 funds in the
                                                                      Dreyfus Family of Funds

     Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2001, see Exhibit A to this Proxy Statement.

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Independent Board members. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board members to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by stockholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. For information on the number of committee meetings held during a Fund's last fiscal year, see Exhibit A to this Proxy Statement.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Meeting for the election of additional Board members.

                             ADDITIONAL INFORMATION

Selection of Independent Auditors

     The 1940 Act requires that each Fund's independent auditors be selected by a majority of the Independent Board members of the Fund. One of the purposes of a Fund's audit committee is to recommend to the Fund's Board the selection, retention or termination of independent auditors for the Fund. The audit committee of each Fund's Board recommended, and each such Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP as the Fund's independent auditors for the Fund's current fiscal year. Representatives of Ernst & Young LLP will not be present at the Meeting, and therefore will not have an opportunity to make a statement or to respond to questions. After reviewing the relevant Fund's audited financial statements for the Fund's most recently completed fiscal year, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to Stockholders.

     Information regarding Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees that the auditors charged the Funds, and Non-Fund Related Fees, is set forth in Exhibit A.

     The audit committee for each Fund considered the compatibility of any non-audit services with the independence of Ernst & Young LLP.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

     Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which will cost approximately $100,000, such cost to be borne pro rata among the Funds based on the net assets of the Funds. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposals. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a Proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposals against any adjournment.

     Shares of Dreyfus Investment Portfolios and The Dreyfus Socially Responsible Growth Fund, Inc. have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on December 17, 2002. Such instructions may be revoked at any time prior to the Meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account, for or against the relevant proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

                                  OTHER MATTERS

     No Fund's Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     Stockholders wishing to submit proposals for inclusion in a proxy statement for a Fund's stockholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE, OR TO OTHERWISE VOTE IMMEDIATELY.

Dated: October 25, 2002

                                   SCHEDULE 1

     The following is a list of those Funds that are series funds and identifies each such Fund's series.

Dreyfus Fixed Income Securities
     -- Dreyfus High Yield Shares
     -- Dreyfus Mortgage Shares
Dreyfus Institutional Cash Advantage Funds
     -- Dreyfus Institutional Cash Advantage Fund
     -- Dreyfus Institutional Cash Advantage Plus Fund
Dreyfus Institutional Preferred Money Market Funds
     -- Dreyfus Institutional Preferred Money Market Fund
     -- Dreyfus Institutional Preferred Plus Money Market Fund
Dreyfus Investment Portfolios
     -- Core Bond Portfolio
     -- Core Value Portfolio
     -- Emerging Leaders Portfolio
     -- Emerging Markets Portfolio
     -- Founders Discovery Portfolio
     -- Founders Growth Portfolio
     -- Founders International Equity Portfolio
     -- Founders Passport Portfolio
     -- Japan Portfolio
     -- MidCap Stock Portfolio
     -- Small Cap Stock Index Portfolio
     -- Technology Growth Portfolio
Dreyfus Premier Opportunity Funds
     -- Dreyfus Financial Services Fund
     -- Dreyfus Health Care Fund
     -- Dreyfus Premier Micro-Cap Growth Fund
     -- Dreyfus Premier NexTech Fund
     -- Dreyfus Small Cap Opportunity Fund

                                   SCHEDULE 2

                         PERTAINING TO SHARE OWNERSHIP

     Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund's outstanding voting securities as of September 24, 2002. A stockholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Name of Fund and Number of    Name and Address of        Amount of Class                    Percentage of Class
Shares Outstanding            Stockholder                of Shares Held                     of Shares Held
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Fixed Income
Securities
("DFIS")

864,733.622

Dreyfus High Yield Shares     MBCIC                      406,372.813                        100%
                              c/o Mellon Bank, N.A.
406,372.813                   4001 Kennett Pike
                              Suite 218
                              Two Greenville Crossing
                              Greenville, DE 19807

Dreyfus Mortgage Shares       MBCIC                      402,077.214                        87.72%
                              c/o Mellon Bank, N.A.
458,360.809                   4001 Kennett Pike
                              Suite 218
                              Two Greenville Crossing
                              Greenville, DE 19807

                              Donaldson, Lufkin &        56,283.595                         12.28%
                              Jenrette
                              Securities Corporation,
                              Inc.
                              P.O. Box 2052
                              Jersey City, NJ 07303

Dreyfus Institutional Cash
Advantage Funds ("DICAF")

691,320,403.910

Dreyfus Institutional Cash    Dreyfus Premier            106,131,999.990                    30.71%
Advantage Fund                Core Bond Fund             (Institutional Advantage Shares)   (Institutional Advantage Shares)
                              Cash Investment Account
345,660,202.130               200 Park Avenue
                              New York, NY 10166

Institutional Advantage
Shares
345,584,934.580               Dreyfus Intermediate Term  37,369,666.660                     10.81%
                              Income Fund                (Institutional Advantage Shares)   (Institutional Advantage Shares)

Administrative Advantage      Cash Investment Account
Shares                        200 Park Avenue
25,099.690                    New York, NY 10166


Participant Advantage
Shares
25,079.470                    Dreyfus GNMA Fund, Inc.    28,404,666.650                     8.22%
                              Cash Investment Account    (Institutional Advantage Shares)   (Institutional Advantage Shares)

Investor Advantage Shares     200 Park Avenue
25,088.390                    New York, NY 10166

Name of Fund and Number of    Name and Address of         Amount of Class                    Percentage of Class
Shares Outstanding            Stockholder                 of Shares Held                     of Shares Held
---------------------------------------------------------------------------------------------------------------
                              The Dreyfus Fund            26,944,564.330                     7.80%
                              Incorporated                (Institutional Advantage Shares)   (Institutional Advantage Shares)
                              Cash Investment Account
                              200 Park Avenue
                              New York, NY 10166

                              Dreyfus A Bonds Plus, Inc.  25,172,333.340                     7.28%
                              Cash Investment Account     (Institutional Advantage Shares)   (Institutional Advantage Shares)
                              200 Park Avenue
                              New York, NY 10166

                              Dreyfus Short Term Income   17,813,333.340                     5.15%
                              Fund                        (Institutional Advantage Shares)   (Institutional Advantage Shares)
                              Cash Investment Account
                              200 Park Avenue
                              New York, NY 10166

                              MBCIC                       25,099.690                         100%
                              c/o Mellon Financial        (Administrative Advantage Shares)  (Administrative Advantage Shares)
                              Corporation
                              4001 Kennett Pike
                              Suite 218
                              Two Greenville Crossing
                              Greenville, DE 19807

                              MBCIC                       25,079.470                         100%
                              c/o Mellon Financial        (Participant Advantage Shares)     (Participant Advantage Shares)
                              Corporation
                              4001 Kennett Pike
                              Suite 218
                              Two Greenville Crossing
                              Greenville, DE 19807

                              MBCIC                       25,088.390                         100%
                              c/o Mellon Financial        (Investor Advantage Shares)        (Investor Advantage Shares)
                              Corporation
                              4001 Kennett Pike
                              Suite 218
                              Two Greenville Crossing
                              Greenville, DE 19807

Dreyfus Institutional Cash    Dreyfus Premier Core Bond   106,131,999.990                    30.71%
Advantage Plus Fund           Fund                        (Institutional Advantage Shares)   (Institutional Advantage Shares)
                              Cash Investment Account
                              200 Park Avenue
345,660,201.780               New York, NY 10166

Institutional Advantage
Shares
345,584,934.570

Administrative Advantage
Shares
25,099.390

Participant Advantage
Shares
25,079.500


Name of Fund and Number of        Name and Address of          Amount of Class                    Percentage of Class
Shares Outstanding                Stockholder                  of Shares Held                     of Shares Held
-----------------------------------------------------------------------------------------------------------------------------------
Investor Advantage Shares         Dreyfus Intermediate Term    37,369,666.660                     10.81%
25,088.320                        Income Fund                  (Institutional Advantage Shares)   (Institutional Advantage Shares)
                                  Cash Investment Account
                                  200 Park Avenue
                                  New York, NY 10166

                                  Dreyfus GNMA Fund, Inc.      28,404,666.650                     8.22%
                                  Cash Investment Account      (Institutional Advantage Shares)   (Institutional Advantage Shares)
                                  200 Park Avenue
                                  New York, NY 10166

                                  The Dreyfus Fund             26,944,564.330                     7.80%
                                  Incorporated                 (Institutional Advantage Shares)   (Institutional Advantage Shares
                                  Cash Investment Account
                                  200 Park Avenue
                                  New York, NY 10166

                                  Dreyfus A Bonds Plus, Inc.   25,172,333.340                     7.28%
                                  Cash Investment Account      (Institutional Advantage Shares)   (Institutional Advantage Shares)
                                  200 Park Avenue
                                  New York, NY 10166

                                  Dreyfus Short Term Income    17,813,333.340                     5.15%
                                  Fund                         (Institutional Advantage Shares)   (Institutional Advantage Shares)
                                  Cash Investment Account
                                  200 Park Avenue
                                  New York, NY 10166

                                  MBCIC c/o Mellon Financial   25,099.390                         100%
                                  Corporation                  (Administrative Advantage Shares)  (Administrative Advantage Shares)
                                  4001 Kennett Pike
                                  Two Greenville Crossing
                                  Suite 218
                                  Greenville, DE 19807

                                  MBCIC c/o Mellon Financial   25,079.500                         100%
                                  Corporation                  (Participant Advantage Shares)     (Participant Advantage Shares)
                                  4001 Kennett Pike
                                  Two Greenville Crossing
                                  Suite 218
                                  Greenville, DE 19807

                                  MBCIC c/o Mellon Financial   25,088.320                         100%
                                  Corporation                  (Investor Advantage Shares)        (Investor Advantage Shares)
                                  4001 Kennett Pike
                                  Two Greenville Crossing
                                  Suite 218
                                  Greenville, DE 19807

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
Dreyfus Institutional Preferred
Money Market Funds
("DIPMMF")

10,849,265,536.080

Dreyfus Institutional Preferred    General Endowment Funds              2,664,880,324.590    25.37%
Money Market Fund                  c/o Utimco Security Operation
                                   221 W. 6th Street
10,503,598,995.370                 Suite 1700
                                   Austin, TX 78701

                                   Donaldson, Lufkin & Jenrette         1,267,813,106.800    12.07%
                                   Pershing Div-Transfer Dept.
                                   P.O. Box 2052
                                   7th Floor
                                   Jersey City, NJ 07303

                                   SunTrust Equitable Securities, Inc.  901,328,780.260      8.58%
                                   303 Peachtree St. NE
                                   Atlanta, GA 30308

Dreyfus Institutional Preferred    Dreyfus Premier Core Bond Fund       106,131,999.990      30.70%
Plus Money Market Fund             Cash Investment Account
                                   200 Park Avenue
345,666,540.710                    New York, NY 10166

                                   Dreyfus Intermediate Term            37,369,666.660       10.81%
                                   Income Fund
                                   Cash Investment Account
                                   200 Park Avenue
                                   New York, NY 10166

                                   Dreyfus GNMA Fund, Inc.              28,404,666.650       8.22%
                                   Cash Investment Account
                                   200 Park Avenue
                                   New York, NY 10166

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
                                   The Dreyfus Fund Incorporated        26,944,564.330       7.80%
                                   Cash Investment Account
                                   200 Park Avenue
                                   New York, NY 10166

                                   Dreyfus A Bonds Plus, Inc.           25,172,333.340       7.28%
                                   Cash Investment Account
                                   200 Park Avenue
                                   New York, NY 10166

                                   Dreyfus Short Term Income Fund       17,813,333.340       5.15%
                                   Cash Investment Account
                                   200 Park Avenue
                                   New York, NY 10166

Dreyfus Investment Portfolios
("DIP")

54,104,566.301

Core Bond Portfolio                Transamerica Occidental Life         1,962,923.551        76.39%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
7,200,201.273                      4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares
2,569,750.128                      First Transamerica Life Insurance    606,826.577          23.61%
                                   Company                              (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
4,630,451.145                      Cedar Rapids, IA 52499

                                   Transamerica Occidental Life         3,532,560.248        76.29%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    675,109.498          14.58%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   Peoples Benefit Life Insurance       422,738.705          9.13%
                                   Company                              (Service Shares)     (Service Shares)
                                   Aegon USA
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
Core Value Portfolio               Transamerica Occidental Life         2,163,578.258        84.32%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
5,466,558,837                      4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares

2,565,936.139                      First Transamerica Life Insurance    402,357.881          15.68%
                                   Company                              (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
2,900,622.698                      Cedar Rapids, IA 52499

                                   Transamerica Occidental Life         2,637,682.361        90.94%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    262,906.511          9.06%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Emerging Leaders Portfolio         Transamerica Occidental Life         610,549.006          74.01%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
1,419,377.574                      4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares
824,929.751                        First Transamerica Life              197,808.088          23.98%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
594,447.823                        Cedar Rapids, IA 52499

                                   Transamerica Occidental Life         495,346.711          83.33%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    79,243.896           13.33%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Emerging Markets Portfolio         GE Life Annuity Assurance            650,098.228          64.01%
                                   Company                              (Initial Shares)     (Initial Shares)
1,112,826.210                      6610 W. Broad Street
                                   Richmond, VA 23230
Initial Shares
1,015,588.522                      Transamerica Occidental              303,470.330          29.88%
                                   Life Insurance Company               (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
97,237.688                         Cedar Rapids, IA 52499

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
                                   Transamerica Occidental              86,425.373           88.88%
                                   Life Insurance Company               (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life              10,757.822           11.06%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Founders Discovery Portfolio       Transamerica Occidental Life         1,004,962.307        76.22%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
1,698,061.013                      4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares
1,318,495.336                      First Transamerica Life Insurance    185,145.990          14.04%
                                   Company                              (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
379,565.677                        Cedar Rapids, IA 52499

                                   Principal Life Insurance             128,387.039          9.74%
                                   Company                              (Initial Shares)     (Initial Shares)
                                   711 High Street
                                   Des Moines, IA 50392

                                   Transamerica Occidental Life         345,913.754          91.13%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life              33,610.395           8.86%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Founders Growth Portfolio          Transamerica Occidental Life         1,550,737.570        85.45%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
2,324,088.533                      4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares
1,814,746.834                      First Transamerica Life Insurance    264,009.264          14.55%
                                   Company                              (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
509,341.699                        Cedar Rapids, IA 52499

                                   Transamerica Occidental Life         458,107.894          89.94%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
                                   First Transamerica Life Insurance    51,216.808           10.06%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Founders International             Transamerica Occidental Life         533,685.732          84.32%
Equity Portfolio                   Insurance Company                    (Initial Shares)     (Initial Shares)
                                   4333 Edgewood Road
817,006.077                        Cedar Rapids, IA 52499

Initial Shares                     First Transamerica Life              99,237.494           15.68%
632,923.226                        Insurance Company                    (Initial Shares)     (Initial Shares)
                                   4333 Edgewood Road
Service Shares                     Cedar Rapids, IA 52499
184,082.851

                                   Transamerica Occidental Life         168,893.805          91.75%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    15,159.624           8.24%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Founders Passport Portfolio        Transamerica Occidental Life         987,711.662          79.96%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
1,302,759.959                      4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares
1,235,201.778                      First Transamerica Life Insurance    247,490.116          20.04%
                                   Company                              (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
67,558.181                         Cedar Rapids, IA 52499

                                   Transamerica Occidental              60,141.776           89.02%
                                   Life Insurance Company               (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    7,386.906            10.93%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Japan Portfolio                    MBCIC                                172,467.645          74.61%
                                   c/o Mellon Bank, N.A.                (Initial Shares)     (Initial Shares)
241,378.612                        4001 Kennett Pike
                                   Suite 218
Initial Shares                     Two Greenville Crossing
231,146.916                        Greenville, DE 19807

Service Shares
10,231.696

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
                                   Transamerica Occidental              44,296.092           19.16%
                                   Life Insurance Company               (Initial Shares)     (Initial Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    14,383.179           6.22%
                                   Company                              (Initial Shares)     (Initial Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   Transamerica Occidental              8,319.343            81.31%
                                   Life Insurance Company               (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    1,866.231            18.24%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

MidCap Stock Portfolio             Kemper Investors Life Insurance      8,296,227.597        45.77%
                                   Company                              (Initial Shares)     (Initial Shares)
19,468,035.585                     1600 McConnor Parkway
                                   10th Floor
Initial Shares                     Schaumburg, IL 60196
18,126,340.999

                                   Allmerica Financial Life &           5,274,832.726        29.10%
Service Shares                     Annuity Company                      (Initial Shares)     (Initial Shares)
1,341,694.586                      440 Lincoln Street
                                   Worcester, MA 01653

                                   Transamerica Occidental Life         2,270,180.919        12.52%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
                                   Transamerica Retirement Services
                                   P.O. Box 30368
                                   Los Angeles, CA 90030

                                   Safeco Life Insurance Company        1,390,622.760        7.67%
                                   10865 Willows Road NE                (Initial Shares)     (Initial Shares)
                                   Redmond, WA 98052

                                   Transamerica Occidental Life         1,225,550.142        91.34%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    88,698.506           6.61%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
Small Cap Stock Index              Nationwide Insurance Company         1,103,272.917        39.16%
Portfolio                          c/o IPO Portfolio Accounting
                                   P.O. Box 182029
2,816,991.088                      Columbus, OH 43218

                                   MBCIC                                800,000.000          28.40%
                                   c/o Mellon Financial Corporation
                                   4001 Kennett Pike
                                   Two Greenville Crossing
                                   Suite 218
                                   Greenville, DE 19807

                                   Allianz Life Insurance Company       573,625.383          20.36%
                                   of North America
                                   5701 Golden Hills Drive
                                   Minneapolis, MN 55416

                                   MONY Life of America                 336,382.593          11.94%
                                   Mutual of New York
                                   1 MONY Plaza #37-55
                                   Syracuse, NY 13202

Technology Growth Portfolio        Transamerica Occidental Life         5,300,593.198        57.26%
                                   Insurance Company                    (Initial Shares)     (Initial Shares)
10,237,281.540                     4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Initial Shares
9,257,458.514                      First Transamerica Life Insurance    2,004,897.213        21.66%
                                   Company                              (Initial Shares)     (Initial Shares)
Service Shares                     4333 Edgewood Road
979,823.026                        Cedar Rapids, IA 52499

                                   NYLIAC                               1,381,124.755        14.92%
                                   169 Lackawanna Avenue                (Initial Shares)     (Initial Shares)
                                   Parsippany, NJ 07054

                                   Safeco Life Insurance Company        537,168.434          5.80%
                                   10865 Willows Road NE                (Initial Shares)     (Initial Shares)
                                   Redmond, WA 98052

                                   Transamerica Occidental Life         845,310.050          86.27%
                                   Insurance Company                    (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

                                   First Transamerica Life Insurance    134,477.740          13.72%
                                   Company                              (Service Shares)     (Service Shares)
                                   4333 Edgewood Road
                                   Cedar Rapids, IA 52499

Name of Fund and Number of         Name and Address of                  Amount of Class      Percentage of Class
Shares Outstanding                 Stockholder                          of Shares Held       of Shares Held
-------------------------------------------------------------------------------------------------------------
Dreyfus Premier Opportunity Funds
("DPOF")

23,866,886.141

Dreyfus Financial Services Fund    MBCIC                                80,000.000           97.34%
                                   c/o Mellon Bank, N.A.
82,188.830                         4001 Kennett Pike
                                   Suite 218
                                   Two Greenville Crossing
                                   Greenville, DE 19807

Dreyfus Health Care Fund           MBCIC                                80,000.000           53.46%
                                   c/o Mellon Bank, N.A.
149,649.387                        4001 Kennett Pike
                                   Suite 218
                                   Two Greenville Crossing
                                   Greenville, DE 19807

                                   Donaldson, Lufkin & Jenrette         17,285.471           11.55%
                                   Securities Corporation, Inc.
                                   P.O. Box 2052
                                   Jersey City, NJ 07303

Dreyfus Premier Micro-Cap          NFSC                                 307,499.521          17.13%
Growth Fund                        82 Devonshire Street                 (Class A Shares)     (Class A Shares)
                                   Boston, MA 02109
4,530,243.058

                                   Merrill Lynch, Pierce, Fenner &      307,267.773          17.12%
Class A Shares                     Smith for the Sole Benefit of its    (Class A Shares)     (Class A Shares)
1,795,143.793                      Customers
                                   4800 Deer Lake Drive
Class B Shares                     Jacksonville, FL 32246
1,343,687.827

                                   Charles Schwab & Company,            147,178.191          8.20%
Class C Shares                     Inc.                                 (Class A Shares)     (Class A Shares)
1,353,367.278                      101 Montgomery Street
                                   San Francisco, CA 94104
Class T Shares
38,044.160                         First Clearing Corporation           119,798.666          6.67%
                                   107 North Park Drive                 (Class A Shares)     (Class A Shares)
                                   Glen Allen, VA 23060

                                   Donaldson, Lufkin & Jenrette         119,670,154          6.67%
                                   Securities Corporation, Inc.         (Class A Shares)     (Class A Shares)
                                   P.O. Box 2052
                                   Jersey City, NJ 07303

                                   Raymond James & Associates Inc.      95,091.672           5.30%
                                   880 Carillon Parkway                 (Class A Shares)     (Class A Shares)
                                   St. Petersburg, FL 33716

Name of Fund and Number of             Name and Address of                   Amount of Class      Percentage of Class
Shares Outstanding                     Stockholder                           of Shares Held       of Shares Held
------------------------------------------------------------------------------------------------------------------
                                       Merrill Lynch, Pierce, Fenner &       303,263.140          22.57%
                                       Smith for the Sole Benefit of its     (Class B Shares)     (Class B Shares)
                                       Customers
                                       4800 Deer Lake Drive
                                       Jacksonville, FL 32246

                                       First Clearing Corporation            251,531.329          18.72%
                                       107 North Park Drive                  (Class B Shares)     (Class B Shares)
                                       Glen Allen, VA 23060

                                       Donaldson, Lufkin & Jenrette          106,050.977          7.89%
                                       Securities Corporation, Inc.          (Class B Shares)     (Class B Shares)
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

                                       Merrill Lynch, Pierce, Fenner &       394,555.980          29.15%
                                       Smith for the Sole Benefit of its     (Class C Shares)     (Class C Shares)
                                       Customers
                                       4800 Deer Lake Drive
                                       Jacksonville, FL 32246

                                       Mesirow Financial Inc.                131,829.385          9.74%
                                       350 North Clark Street                (Class C Shares)     (Class C Shares)
                                       Chicago, IL 60610

                                       NFSC                                  121,931.819          9.01%
                                       82 Devonshire Street                  (Class C Shares)     (Class C Shares)
                                       Boston, MA 02109

                                       Salomon Smith Barney, Inc.            82,728.396           6.11%
                                       333 West 34th Street                  (Class C Shares)     (Class C Shares)
                                       3rd Floor
                                       New York, NY 10001

                                       PaineWebber                           82,293.118           6.08%
                                       1000 Harbor Boulevard                 (Class C Shares)     (Class C Shares)
                                       Weehawken, NJ 07086

                                       First Clearing Corporation            77,153.049           5.70%
                                       107 North Park Drive                  (Class C Shares)     (Class C Shares)
                                       Glen Allen, VA 23060

                                       Salomon Smith Barney, Inc.            5,942.997            15.62%
                                       333 West 34th Street                  (Class T Shares)     (Class T Shares)
                                       3rd Floor
                                       New York, NY 10001

Name of Fund and Number of             Name and Address of                   Amount of Class      Percentage of Class
Shares Outstanding                     Stockholder                           of Shares Held       of Shares Held
------------------------------------------------------------------------------------------------------------------
                                       Prudential Securities Inc.            5,501.451            14.46%
                                       C. Beall Trust                        (Class T Shares)     (Class T Shares)
                                       UA DTD 04/09/94
                                       New York, NY 10023

                                       Donaldson, Lufkin & Jenrette          5,192.068            13.65%
                                       Securities Corporation, Inc.          (Class T Shares)     (Class T Shares)
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

                                       First Clearing Corporation            4,308.862            11.33%
                                       107 North Park Drive                  (Class T Shares)     (Class T Shares)
                                       Glen Allen, VA 23060

                                       NFSC                                  3,245.616            8.53%
                                       82 Devonshire Street                  (Class T Shares)     (Class T Shares)
                                       Boston, MA 02109

                                       PaineWebber                           2,224.000            5.85%
                                       1000 Harbor Boulevard                 (Class T Shares)     (Class T Shares)
                                       Weehawken, NJ 07086

                                       LPL Financial Services                2,122.441            5.58%
                                       9785 Towne Centre Drive               (Class T Shares)     (Class T Shares)
                                       San Diego, CA 92121

Dreyfus Premier NexTech Fund           Donaldson, Lufkin & Jenrette          667,902.031          10.87%
                                       Securities Corporation, Inc.          (Class A Shares)     (Class A Shares)
18,820,132.748                         P.O. Box 2052
                                       Jersey City, NJ 07303
Class A Shares
6,144,368.438                          Merrill Lynch, Pierce, Fenner         540,924.013          8.80%
                                       & Smith for the Sole Benefit          (Class A Shares)     (Class A Shares)
Class B Shares                         of its Customers
9,142,002.022                          4800 Deer Lake Drive
                                       Jacksonville, FL 32246

Class C Shares                         NFSC                                  488,529.202          7.95%
3,023,735.835                          82 Devonshire Street                  (Class A Shares)     (Class A Shares)
                                       Boston, MA 02109
Class T Shares
510,026.453                            Donaldson, Lufkin & Jenrette          1,191,932.778        13.04%
                                       SEC Corporation, Inc.                 (Class B Shares)     (Class B Shares)
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

                                       Merrill Lynch, Pierce, Fenner &       1,019,876.359        11.16%
                                       Smith for the Sole Benefit of its     (Class B Shares)     (Class B Shares)
                                       Customers
                                       4800 Deer Lake Drive
                                       Jacksonville, FL 32246

Name of Fund and Number of             Name and Address of                   Amount of Class      Percentage of Class
Shares Outstanding                     Stockholder                           of Shares Held       of Shares Held
------------------------------------------------------------------------------------------------------------------
                                       Fiserv Securities, Inc.               534,592.885          5.85%
                                       One Commerce Square                   (Class B Shares)     (Class B Shares)
                                       2005 Market Street
                                       Suite 1200
                                       Philadelphia, PA 19103

                                       NFSC                                  458,027.234          5.01%
                                       82 Devonshire Street                  (Class B Shares)     (Class B Shares)
                                       Boston, MA 02109

                                       Merrill Lynch, Pierce, Fenner &       473,989.133          15.68%
                                       Smith for the Sole Benefit of its     (Class C Shares)     (Class C Shares)
                                       Customers
                                       4800 Deer Lake Drive
                                       Jacksonville, FL 32246

                                       Salomon Smith Barney, Inc.            287,194.912          9.50%
                                       333 West 34th Street                  (Class C Shares)     (Class C Shares)
                                       3rd Floor
                                       New York, NY 10001

                                       NFSC                                  216,634.852          7.16%
                                       82 Devonshire Street                  (Class C Shares)     (Class C Shares)
                                       Boston, MA 02109

                                       Donaldson, Lufkin & Jenrette          185,994.536          6.15%
                                       Securities Corporation, Inc.          (Class C Shares)     (Class C Shares)
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

                                       First Clearing Corporation            184,576.151          6.10%
                                       107 North Park Drive                  (Class C Shares)     (Class C Shares)
                                       Glen Allen, VA 23060

                                       Scott & Stringfellow, Inc.            42,682.141           8.37%
                                       B. Jacobs                             (Class T Shares)     (Class T Shares)
                                       909 East Main Street
                                       Richmond, VA 23219

                                       Prudential Securities, Inc.           39,594.302           7.76%
                                       One New York Plaza                    (Class T Shares)     (Class T Shares)
                                       8th Floor
                                       New York, NY 10292

                                       J.J.B. Hilliard, W.L. Lyons, Inc.     36,437.973           7.14%
                                       501 South 4th Street                  (Class T Shares)     (Class T Shares)
                                       Louisville, KY 40202

                                       AG Edwards & Sons, Inc.               31,263.152           6.13%
                                       P.O. Box 795068                       (Class T Shares)     (Class T Shares)
                                       Saint Louis, MO 63179

Name of Fund and Number of             Name and Address of                   Amount of Class      Percentage of Class
Shares Outstanding                     Stockholder                           of Shares Held       of Shares Held
------------------------------------------------------------------------------------------------------------------
                                       First Clearing Corporation            30,195.606           5.92%
                                       107 North Park Drive                  (Class T Shares)     (Class T Shares)
                                       Glen Allen, VA 23060

Dreyfus Small Cap                      MBCIC                                 240,000.000          84.30%
Opportunity Fund                       c/o Mellon Bank, N.A.
                                       4001 Kennett Pike
284,672.118                            Suite 218
                                       Two Greenville Crossing
                                       Greenville, DE 19807

The Dreyfus Premier Third              Morgan Keegan & Company, Inc.         284,185.010          13.09%
Century Fund, Inc. ("DPTCF")           50 Front Street                       (Class A Shares)     (Class A Shares)
                                       Memphis, TN 38103
92,854,876.676
                                       Merrill Lynch, Pierce, Fenner         235,417.443          10.85%
Class A Shares                         & Smith for the Sole Benefit          (Class A Shares)     (Class A Shares)
2,170,440.695                          of its Customers
                                       4800 Deer Lake Drive
Class B Shares                         Jacksonville, FL 32246
2,846,443.342

                                       Donaldson, Lufkin & Jenrette          207,925.306          9.58%
Class C Shares                         Securities Corporation, Inc.          (Class A Shares)     (Class A Shares)
616,343.559                            P.O. Box 2052
                                       Jersey City, NJ 07303
Class R Shares
3,801,643.891                          NFSC                                  112,916.015          5.20%
                                       82 Devonshire Street                  (Class A Shares)     (Class A Shares)
Class T Shares                         Boston, MA 02109
98,329.173
                                       Donaldson, Lufkin & Jenrette          338,742.144          11.90%
Class Z Shares                         Securities Corporation, Inc.          (Class B Shares)     (Class B Shares)
83,321,676.016                         P.O. Box 2052
                                       Jersey City, NJ 07303

                                       Fiserv Securities, Inc.               291,147.906          10.23%
                                       One Commerce Square                   (Class B Shares)     (Class B Shares)
                                       2005 Market Street
                                       Suite 1200
                                       Philadelphia, PA 19103

                                       NFSC                                  221,952.465          7.80%
                                       82 Devonshire Street                  (Class B Shares)     (Class B Shares)
                                       Boston, MA 02109

                                       Merrill Lynch, Pierce, Fenner &       108,568.007          17.61%
                                       Smith for the Sole Benefit of its     (Class C Shares)     (Class C Shares)
                                       Customers
                                       4800 Deer Lake Drive
                                       Jacksonville, FL 32246

Name of Fund and Number of             Name and Address of            Amount of Class   Percentage of Class
Shares Outstanding                     Stockholder                    of Shares Held    of Shares Held
------------------------------------------------------------------------------------------------------------------
                                       Salomon Smith Barney, Inc.     48,691.275        7.90%
                                       333 West 34th Street           (Class C Shares)  (Class C Shares)
                                       3rd Floor
                                       New York, NY 10001

                                       Donaldson Lufkin & Jenrette    36,580.523        5.94%
                                       SEC Corporation, Inc.          (Class C Shares)  (Class C Shares)
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

                                       First Clearing Corporation     34,192.128        5.55%
                                       107 North Park Drive           (Class C Shares)  (Class C Shares)
                                       Glen Allen, VA 23060

                                       State of Wisconsin DC Plan     3,463,677.474     91.11%
                                       P.O. Box 182436                (Class R Shares)  (Class R Shares)
                                       Columbus, OH 43218

                                       AG Edwards & Sons, Inc.        27,825.632        28.30%
                                       P.O. Box 795068                (Class T Shares)  (Class T Shares)
                                       Saint Louis, MO 63179

                                       Doris J. Running Trust         7,517.887         7.65%
                                       U/A DTD 3-30-89                (Class T Shares)  (Class T Shares)
                                       6036 Maple Ridge Drive
                                       Bay City, MI 48706

                                       NFSC                           6,983.628         7.10%
                                       82 Devonshire Street           (Class T Shares)  (Class T Shares)
                                       Boston, MA 02109

                                       First Clearing Corporation     6,804.103         6.92%
                                       107 North Park Drive           (Class T Shares)  (Class T Shares)
                                       Glen Allen, VA 23060

                                       Lucy A. Suchman                5,697.463         5.79%
                                       20 Portola Green Circle        (Class T Shares)  (Class T Shares)
                                       Portola Valley, CA 94028

                                       Nationwide Life Insurance      17,928,452.929    21.51%
                                       Company                        (Class Z Shares)  (Class Z Shares)
                                       c/o IPO CO 64
                                       P.O. Box 182029
                                       Columbus, OH 43218

The Dreyfus Socially Responsible       Nationwide Insurance           16,392,392.252    65.13%
Growth Fund, Inc. ("DSRGF")            Company                        (Initial Shares)  (Initial Shares)
                                       P.O. Box 182029
25,587,180.227                         Columbus, OH 43218

Name of Fund and Number of             Name and Address of                   Amount of Class      Percentage of Class
Shares Outstanding                     Stockholder                           of Shares Held       of Shares Held
------------------------------------------------------------------------------------------------------------------
                                       Transamerica Occidental Life          2,465,655.816        9.80%
Initial Shares                         Insurance Company                     (Initial Shares)     (Initial Shares)
25,170,570.703                         P.O. Box 30368
                                       Los Angeles, CA 90030
Service Shares
416,609.524                            Transamerica Occidental Life          360,427.817          86.51%
                                       Insurance Company                     (Service Shares)     (Service Shares)
                                       4333 Edgewood Road
                                       Cedar Rapids, IA 52499

                                       First Transamerica Life Insurance     34,900.346           8.38%
                                       Company                               (Service Shares)     (Service Shares)
                                       4333 Edgewood Road NE
                                       Cedar Rapids, IA 52499

                                    EXHIBIT A

                                     Part I

     Part I sets forth information regarding the current Board members and Nominees, Board and committee meetings, and auditor fees for the Funds as indicated.

Current Board Members of the Funds

     The following table presents information about the current Board members of the Funds, including their principal occupations and other board memberships and affiliations. The address of each Board member is 200 Park Avenue, New York, New York 10166. Each of the Funds' current Board members will continue to serve as a Board member of the Funds after the Meeting.

Name (Age) of Current Board Member
Position with Funds (Since)               Principal Occupation During Past 5 Years         Other Board Memberships and Affiliations
-----------------------------------------------------------------------------------------------------------------------------------
Joseph S. DiMartino (59)                  Corporate Director and Trustee                   The Muscular Dystrophy Association,
Chairman of the Board                                                                         Director
   DFIS (2002)                                                                             Carlyle Industries, Inc., a button pack-
   DICAF (2002)                                                                               ager and distributor, Director
   DIPMMF (1997)                                                                           Century Business Services, Inc., a
   DIP (1998)                                                                                 provider of outsourcing functions for
   DPOF (2000)                                                                                small and medium size companies,
   DPTCF (1995)                                                                               Director
   DSRGF (1995)                                                                            The Newark Group, a provider of a
                                                                                              national market of paper recovery
                                                                                              facilities, paperboard mills and
                                                                                              paper- board converting plants,
                                                                                              Director
                                                                                           QuikCAT.com, a developer of high speed
                                                                                              movement, routing, storage and
                                                                                              encryption of data, Director

Clifford L. Alexander, Jr. (69)           President of Alexander & Associates,             Wyeth (formerly, American Home
Board Member                              Inc., a management consulting firm               Products Corporation), a global leader
   DFIS (2002)                               (January 1981 - present)                         in pharmaceuticals, consumer health-
   DICAF (2002)                           Chairman of the Board of Moody's                    care products and animal health prod-
   DIPMMF (1997)                             Corporation (October 2000 - pre-                 ucts, Director
   DIP (1998)                                sent)                                            Mutual of America Life Insurance
   DPOF (2000)                            Chairman of the Board and Chief                     Company, Director
   DPTCF (1981)                              Executive Officer of The Dun and
   DSRGF (1992)                              Bradstreet Corporation (October
                                             1999 - September 2000)

Lucy Wilson Benson (75)                   President of Benson and Associates, con-         The International Executive Services
Board Member                                 sultants to business and government              Corps., Director
   DFIS (2002)                                                                             Citizens Network for Foreign Affairs,
   DICAF (2002)                                                                                ice Chairman
   DIPMMF (1997)                                                                           Council on Foreign Relations, Member
   DIP (1998)                                                                              Lafayette College Board of Trustees,
   DPOF (2000)                                                                                Vice Chairman Emeritus
   DPTCF (1980)
   DSRGF (1992)

     The table below indicates the dollar range of each current Board member's and Nominee's ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of October 2, 2002.

Name of Current Board
Member or Nominee               DFIS     DICAF               DIPMMF      DIP
----------------------------------------------------------------------------------
Joseph S. DiMartino             None     None                None        None
Clifford L. Alexander, Jr.      None     None                None        None
Lucy Wilson Benson              None     None                None        None
David W. Burke*                 None     None                None        None
Whitney I. Gerard*              None     None                None        None
Arthur A. Hartman*              None     None                None        None
George L. Perry*                None     None                None        None

                                                                         Aggregate Holding of
Name of Current Board                                                    Funds in the Dreyfus
Member or Nominee               DPOF     DPTCF               DSRGF       Family of Funds
-------------------------------------------------------------------------------------
Joseph S. DiMartino             None     None                None        Over $100,000
Clifford L. Alexander, Jr.      None     None                None        None
Lucy Wilson Benson              None     $10,001-$50,000     None        Over $100,000
David W. Burke*                 None     None                None        Over $100,000
Whitney I. Gerard*              None     None                None        Over $100,000
Arthur A. Hartman*              None     None                None        None
George L. Perry*                None     None                None        None

----------
*    Nominee.

     As of September 10, 2002, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

     The number of Board meetings and, where applicable, committee meetings held by each Fund during the Fund's last fiscal year, and the name of any current Board member attending fewer than 75% of the meetings of the respective Board and committees (if a member thereof) held during the Fund's last fiscal year, are as follows:

                                                                                        Board Member
                               Number of    Number of    Number of     Number of        Attending
                  Number of    Audit        Pricing      Nominating    Compensation     Fewer Than
                  Board        Committee    Committee    Committee     Committee        75% of
Name of Fund      Meetings     Meetings     Meetings     Meetings      Meetings         Meetings/3/
-----------------------------------------------------------------------------------------------------
DFIS              1/1/          0           0            0             0                None
DICAF             1/2/          0           0            0             0                None
DIPMMF            6             4           0            0             1                None
DIP               7             4           10           0             1                None
DPOF              4             4           8            0             1                None
DPTCF             9             4           0            0             1                None
DSRGF             7             4           0            0             1                None

----------
/1/ The Fund commenced operations on June 10, 2002.
/2/ The Fund commenced operations on June 1, 2002.
/3/ Pricing Committee meetings are not included in the attendance calculation.

COMPENSATION TABLE

     Each Fund typically pays its Board members its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting attended (with a minimum of $500 per meeting and per telephone meeting), and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attendance fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each current Board member by each Fund for the Fund's last fiscal year, and by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2001, were as follows:

                                Aggregate Compensation     Total Compensation From the Funds and
Name of Board Member            From each Fund*            Fund Complex Paid to Board Member(**)
------------------------------------------------------------------------------------------------
Joseph S. DiMartino                                        $810,312 (190)
  DFIS***                         $3,938
  DICAF***                        $3,938
  DIPMMF+                         $45,080
  DIP                             $1,981
  DPOF                            $760
  DPTCF                           $7,037
  DSRGF                           $4,605
Clifford L. Alexander, Jr.                                 $129,000 (49)
  DFIS***                         $3,150
  DICAF***                        $3,150
  DIPMMF+                         $36,064
  DIP                             $1,585
  DPOF                            $601
  DPTCF                           $5,653
  DSRGF                           $3,649
Lucy Wilson Benson                                         $116,500 (37)
  DFIS***                         $3,150
  DICAF***                        $3,150
  DIPMMF+                         $36,064
  DIP                             $1,564
  DPOF                            $601
  DPTCF                           $5,653
  DSRGF                           $3,687

----------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $683 for DIPMMF, $4,111 for DIP, $1,238 for DPOF, $5,235 for DPTCF and $2,851 for DSRGF for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member serves.
*** As DFIS and DICAF have not completed their first full year since their organization, the compensation provided is an estimate for each Fund's first fiscal year. In addition, the compensation payable by these Funds to each Board member will be paid out of the unitary fee the Fund pays Dreyfus.
+ Such compensation paid by the Fund to each Board member is paid out of the unitary fee that the Fund pays Dreyfus.

PERTAINING TO THE AUDITORS

     Set forth below for each Fund's last fiscal year are the amounts Ernst & Young LLP billed the Fund (i) for services rendered in connection with the annual audit of the Fund's financial statements ("Audit Fees"), (ii) for professional services relating to financial systems design and implementation rendered to the Fund ("Financial Information Systems Design and Implementation") and (iii) for all other services provided to the Fund such as tax return reviews, compliance procedures regarding diversification requirements, security counts where required by the SEC and review of registration statements filed with the SEC ("All Other Fees").

------------------------------------------------------------------------------------------
                                    Financial Information Systems
   Name of Fund      Audit Fees     Design and Implementation              All Other Fees
------------------------------------------------------------------------------------------
   DFIS                 $0*                     $0                              $0
------------------------------------------------------------------------------------------
   DICAF                $0*                     $0                              $0
------------------------------------------------------------------------------------------
   DIPMMF               $0**                    $0                              $0
------------------------------------------------------------------------------------------
   DIP               $168,000***                $0                           $117,050
------------------------------------------------------------------------------------------
   DPOF              $42,900****                $0                            $17,800
------------------------------------------------------------------------------------------
   DPTCF              $18,900                   $0                             $6,900
------------------------------------------------------------------------------------------
   DSRGF              $14,400                   $0                             $4,400
------------------------------------------------------------------------------------------

----------
*    The Fund has not completed its first fiscal year since its organization.
** Such expenses are paid by Dreyfus pursuant to the Fund's management agreement with Dreyfus.
*** Represents aggregate fees for twelve separate portfolios. Information for Small Cap Stock Index Portfolio is not included since the Fund has not completed its first fiscal year since its organization.
**** Fund contains three portfolios with different fiscal year ends. The total fees as of 4/30/02 were $42,200 and as of 9/30/01 were $18,500. Information for Dreyfus Financial Services Fund and Dreyfus Small Cap Opportunity Fund is not included since neither Fund has completed its first fiscal year since its organization.


Non-Fund Related Fees

Audit Fees. For the year ended September 30, 2002, no audit fees were paid to Ernst & Young LLP by Dreyfus or its affiliates.

Financial Information Systems Design and Implementation Fees. For the year ended September 30, 2002, Ernst & Young LLP did not provide any management consulting services to any of the Funds, or Dreyfus or its affiliates.

All Other Fees. For the year ended September 30, 2002, Ernst & Young LLP was paid approximately $75,000 for tax consulting services by Dreyfus.

                                    * * * *

                                     PART II

     Part II sets forth information relevant to the officers of each Fund. Each officer was appointed to his or her position by the Fund's Board in March 2000 or thereafter.

 Name (Age) and Position with the Funds              Principal Occupation During Past 5 Years
 --------------------------------------------------------------------------------------------
STEPHEN E. CANTER (57)                          Chairman of the Board, Chief Executive Officer and Chief
  President of the Funds                        Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus.
                                                Mr. Canter also is a Board Member and, where applicable, an
                                                Executive Committee Member of the other investment man-
                                                agement subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

J. CHARLES CARDONA (46)                         Vice Chairman and a director of Dreyfus, Executive Vice
  Executive Vice President                      President of Dreyfus Service Corporation, President of Dreyfus
  of DICAF and DIPMMF                           Institutional Services Division, a division of Dreyfus Service
                                                Corporation, and an officer of 12 investment companies (com-
                                                prised of 16 portfolios) managed by Dreyfus.

MARK N. JACOBS (56)                             Executive Vice President, Secretary, and General Counsel of
  Vice President of the Funds                   Dreyfus, and an officer of 95 investment companies (com-
                                                prised of 203 portfolios) managed by Dreyfus.

JAMES WINDELS (44)                              Director - Mutual Fund Accounting of Dreyfus, and an offi-
  Treasurer of the Funds                        cer of 95 investment companies (comprised of 203 portfolios)
                                                managed by Dreyfus.

STEVEN F. NEWMAN (53)                           Associate General Counsel and Assistant Secretary of Dreyfus,
  Secretary of DIPMMF, DIP                      and an officer of 95 investment companies (comprised of 203
  DPOF, DPTCF and DSRGF                         portfolios) managed by Dreyfus.
  Assistant Secretary of DICAF and DFIS

MICHAEL A. ROSENBERG (42)                       Associate General Counsel of Dreyfus, and an officer of 93
  Secretary of DFIS                             investment companies (comprised of 199 portfolios) managed
  Assistant Secretary of DIPMMF,                by Dreyfus.
  DIP, DPOF, DPTCF and DSRGF

JEFF PRUSNOFSKY (37)                            Associate General Counsel of Dreyfus and an officer of 12
  Secretary of DICAF                            investment companies (comprised of 66 portfolios) managed
  Assistant Secretary of DIPMMF,                by Dreyfus.
  DIP, DPOF, DPTCF and DSRGF

KENNETH J. SANDGREN (48)                        Mutual Funds Tax Director of Dreyfus, and an officer of 95
  Assistant Treasurer of the Funds              investment companies (comprised of 203 portfolios) managed by Dreyfus.

MICHAEL CONDON (40)                             Senior Treasury Manager of Dreyfus, and an officer of 37
  Assistant Treasurer of DICAF                  investment companies (comprised of 78 portfolios) managed
  and DIPMMF                                    by Dreyfus.

 Name (Age) and Position with the Funds              Principal Occupation During Past 5 Years
 ---------------------------------------------------------------------------------------------------------
WILLIAM MCDOWELL (43)                           Senior Accounting Manager-Taxable Fixed Income of Dreyfus,
  Assistant Treasurer of DFIS                   and an officer of 18 investment companies (comprised of 75
  and DIP                                       portfolios) managed by Dreyfus.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

                                     * * * *

                                    PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of October 2, 2002 by Nominees, current Board members and officers of the Fund owning shares on such date. As of October 2, 2002, each Fund's current Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares.

     As of October 2, 2002, the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Current Board                                      Amount of
Member, Nominee or Officer          Fund                   Beneficial Ownership       Percent of Fund
-----------------------------------------------------------------------------------------------------
Lucy Wilson Benson                  DPTCF                  2,831.907 shares           (less than) 1%
Jeff Prusnofsky                     DPOF
                                      Dreyfus Premier      400.131 shares             (less than) 1%
                                      NexTech Fund
Michael A. Rosenberg                DPOF
                                      Dreyfus Financial    205.761 shares             (less than) 1%
                                      Services Fund
                                      Dreyfus Health       204.415 shares             (less than) 1%
                                      Care Fund
                                      Dreyfus Small Cap    387.898 shares             (less than) 1%
                                      Opportunity Fund

                                     * * * *

[LOGO] Dreyfus Family of Funds                                   FIRST CLASS
       P.O. Box 9117                                             U.S. POSTAGE
       Hingham, MA 02043-9117                                        PAID
                                                                     PROXY
                                                                  TABULATOR


                         3 EASY WAYS TO VOTE YOUR PROXY

1. Call toll-free 1-888-221-0697, enter the ***Control Number*** listed below and follow the recorded instructions; or
2. Visit the Internet at www.proxyweb.com and use the ***Control Number*** listed below and follow the instructions on the website; or
3. Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.

If You Are NOT Voting by Telephone or Internet, Please Sign, Date and Return the
                Proxy Card Promptly Using the Enclosed Envelope.

         Please fold and detach card at perforation before mailing


                  **** CONTROL NUMBER: 999 999 999 999 99 ****


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The undersigned stockholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Kathleen DeNicholas and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 22, 2002, at a Special Meeting of Stockholders to be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017 at 11:00 a.m., Eastern time, on Wednesday, December 18, 2002 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" EACH PROPOSAL UNLESS OTHERWISE INDICATED.

                                                 Dated: ________________, 2002


                                       ________________________________________

                                       ________________________________________
                                       Signature(s)

                                       Signature(s) should be exactly as name
                                       or names appearing on this proxy. If
                                       shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meetings of Stockholders and Proxy Statement is acknowledged.
                                                                          DREY-B

           Please fold and detach card at perforation before mailing


Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [x]



YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


1. To approve changes to the Fund's fundamental policies and investment                  FOR        AGAINST         ABSTAIN
   restrictions in order to:

   1A. permit participation in a portfolio securities lending program                   [_]          [_]              [_]

   1B. permit investment in other investment companies                                   [_]          [_]              [_]

2. Election of Board Members:                                                          FOR all      WITHHOLD        WITHHOLD
                                                                                      Nominees      AUTHORITY       AUTHORITY
   Nominees for Election are: (01) David W. Burke, (02) Whitney I. Gerard,                           for all     only for those
               (03) Arthur A. Hartman and (04) George L. Perry                                      Nominees       Nominee(s)
                                                                                                                  whose name(s)
(INSTRUCTION: To withhold authority to vote for any individual nominee, mark                                     I have written
"WITHHOLD AUTHORITY only for those..." and write the individual's name below in                                     at left.
the space provided.)                                                                     [_]          [_]              [_]

_______________________________________________________________________________

3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

                                                                             GB1